UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) November 24, 2009
Commercial Metals Company

(Exact Name of Registrant as Specified in Its Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

1-4304	75-0725338

(Commission File Number)	(IRS Employer Identification No.)

6565 N. MacArthur Blvd.
Irving, Texas	75039

(Address of Principal Executive Offices)	(Zip Code)
(214) 689-4300

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
     Second Amended and Restated Credit Agreement
     On November 24, 2009, Commercial Metals Company (the “Company”) entered into the Second Amended and Restated Credit Agreement (the “Amendment”) with Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, the lenders from time to time party thereto, BNP Paribas, The Bank of Tokyo-Mitsubishi UFJ, Ltd. and Wells Fargo HSBC Trade Bank, as Co-Syndication Agents, and Banc of America Securities LLC, BNP Paribas Securities Corp., The Bank of Tokyo-Mitsubishi UFJ, Ltd., and Wells Fargo Securities, LLC, as Joint Lead Arrangers and Joint Book Managers.
     The Amendment amends and restates that certain First Amended and Restated Credit Agreement, dated as of May 23, 2005, providing for a credit facility to the Company in the maximum principal amount of $400,000,000.00, a copy of which was filed as Exhibit 10.4 to the Company’s Form 8-K on May 26, 2005, to, among other things, (i) extend the maturity date of the facility from May 23, 2010 to November 24, 2012, and (ii) require the Company (x) to maintain a certain minimum Interest Coverage Ratio (as defined in the Amendment) for the then-most recently concluded period of four consecutive fiscal quarters or (y) if such Interest Coverage Ratio is not met for such period, then to maintain liquidity of at least $300,000,000 during such period.
     The Amendment is filed as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference. The description of the material terms of the Amendment is qualified in its entirety by reference to such exhibit.
     Amendment to Second Amended and Restated Receivables Purchase Agreement
     On November 25, 2009, the Company entered into an Amendment (the “RPA Amendment”) to the Second Amended and Restated Receivables Purchase Agreement, dated April 30, 2008 (the “RPA”), among CMC Receivables, Inc., the Company, Liberty Street Funding LLC, Gotham Funding Corporation, The Bank of Nova Scotia and The Bank of Tokyo-Mitsubishi UFJ, LTD., New York Branch providing for a facility to the Company in the maximum principal amount of $100,000,000.00. Defined terms used herein and not defined herein have the meanings assigned to such terms in the RPA, a copy of which was filed as Exhibit 10.1 to the Company’s Form 8-K, filed May 2, 2008.
     The RPA Amendment amends the RPA to, among other things, (i) change the definitions of “Commitment Termination Date” and “Expiration Date” from December 18, 2009 to November 24, 2010, and (ii) require the Company to maintain liquidity of at least $300,000,000 for the period from November 25, 2009 through and including May 31, 2010 unless the Company maintains a certain minimum Interest Coverage Ratio (as defined in the RPA Amendment) during the then-most recently concluded period of four consecutive fiscal quarters.
     The RPA Amendment is filed as Exhibit 10.2 to this Form 8-K and is incorporated by reference. The description of the material terms of the RPA Amendment is qualified in its entirety by reference to such exhibit.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits

The following exhibit is furnished with this Form 8-K.

10.1	Second Amended and Restated Credit Agreement, dated November 24, 2009.

10.2	Amendment to the Second Amended and Restated Receivables Purchase Agreement, dated November 25, 2009.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
COMMERCIAL METALS COMPANY
Date: December 1, 2009

By:	/s/ William B. Larson

Name:	William B. Larson
Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.1	Second Amended and Restated Credit Agreement, dated November 24, 2009.

10.2	Amendment to the Second Amended and Restated Receivables Purchase Agreement, dated November 25, 2009.

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